UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2022

Teucrium Commodity Trust
(Exact name of registrant as specified in its charter)

Delaware	001-34765	27-6715895
(State or other jurisdictionof incorporation)	(Commission File Number)	(I.R.S. EmployerIdentification No.)

Three Main Street, Suite 215 Burlington, VT 05401
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (802) 540-0019

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Shares of Teucrium Wheat Fund, a series of the Registrant	WEAT	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

The investment objective of the Teucrium Wheat Fund (the "Fund") is to have the daily changes in the net asset value of the Fund’s shares reflect the daily changes in the wheat market for future delivery as measured by a "Benchmark." The Benchmark is a weighted average of the closing settlement prices for three specified futures contracts that are traded on the Chicago Board of Trade (the "Benchmark Component Futures Contracts").

The Fund will continue to invest in Benchmark Component Futures Contracts. However, in order to comply with regulatory requirements or in view of conditions in the wheat market (including a potential lack of liquidity in the futures market for the Benchmark Component Futures Contracts), the Fund may invest in wheat futures contracts other than the Benchmark Component Futures Contracts or in swap agreements, forward contracts and options. These investments may impact the Fund's performance and its ability to track the Benchmark.

The Fund's portfolio holdings as of the end of the prior business day are posted each day on the website: www.teucrium.com.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements reflect the Sponsor’s present expectations regarding future events and are subject to known and unknown risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in or implied by these statements. Given these risks, uncertainties and other important factors, you should not place undue reliance on any forward-looking statements the Sponsor makes. The forward-looking statements in this report represent the Sponsor’s expectations and assumptions only as of the date made, and except as required by law, the Sponsor undertakes no obligation to revise or update any forward-looking statements for any reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teucrium Commodity Trust
	By:	Teucrium Trading, LLC, its sponsor

Date: April 13, 2022	By:	/s/Sal Gilbertie
Name: Sal Gilbertie
Title: Chief Executive Officer